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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                             --------------------

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report
      (Date of earliest event reported):                     April 1, 1997


                             American Stores Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

    1-5392                                                     87-0207226
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    (Commission File Number)                (IRS Employer Identification No.)

    79 East South Temple
    Salt Lake City, Utah                                    84102
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    (Address of principal executive offices)             (Zip Code)

                                 (801) 539-0112
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                         (Registrant's Telephone Number)


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Item 5. Other Events.
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        The Registrant's Audited Consolidated Financial Statements as of
February 1, 1997, February 3, 1996 and January 28, 1995 and for each of the three years in the period ended February 1, 1997, together with the report of Ernst & Young LLP thereon, filed as exhibits hereto under Item 7 below, are hereby incorporated by reference herein.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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             Exhibit 99.1  Registrant's Audited Consolidated Financial
                           Statements (incorporated by reference to the financial statements appearing at pages F-1 to F-19 of Amendment No. 2 to the Registrant's Registration Statement on Form S-3 (File No. 333-22701)).


             Exhibit 23.1  Consent of Ernst & Young LLP, dated April 1, 1997.
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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             AMERICAN STORES COMPANY


                                             By /s/ Teresa Beck
                                                ------------------------------
                                                Name:  Teresa Beck
                                                Title: Chief Financial
                                                         Officer





Dated: April 1, 1997
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                                 EXHIBIT INDEX


Exhibit No.                       Title
-----------                       -----

Exhibit 99.1 Registrant's Audited Consolidated Financial Statements (incorporated by reference to the financial statements appearing at pages F-1 to F-19 of Amendment No. 2 to the Registrant's Registration Statement on Form S-3 (File No. 333-22701)).

Exhibit 23.1       Consent of Ernst & Young LLP, dated April 1, 1997.